                                                                   Exhibit 10.21

                        YEAR 2005-2006 SUPPLIER AGREEMENT

                       BETWEEN INDALEX ALUMINUM SOLUTIONS
                                       AND
                               PGT INDUSTRIES INC.

TERM OF AGREEMENT

January 1, 2005 to December 31, 2006

QUANTITY

PGT Industries agrees to purchase    *       pounds in 2005 and    *
pounds in 2006 of aluminum extrusion with a total volume variance of plus or
minus   *    Indalex Aluminum Solutions will offer additional capacity to PGT
Industries as it becomes available and PGT Industries will have the option to utilize this additional capacity as needed. Quantity ordered is dependent on Indalex Aluminum Solutions ability to meet quality and design change expectations.

PGT will start to move from   *

PRICE

Metal:
          *


---------
* Denotes confidential portions of this agreement that have been omitted and filed separately with the Securities and Exchange Commission

                                       *
Paint:  *

              Price per sq. ft.   Price per sq. ft.
              -----------------   -----------------
Square Feet         Liquid              Powder
Per Piece           Paint               Paint

   *                  *                   *

The above pricing will remain in effect for the duration of this agreement.

All goods or services ordered by PGT Industries are placed only through a valid purchase order. PGT Industries will not accept nor pay for any verbal purchase order.

FORCE MAJEURE

Except as otherwise expressly provided in this Agreement, neither party will be deemed in default of its obligations under this Agreement (other than the obligation to pay money as required by this Agreement) for a failure to perform due to reasons of a force

* Denotes confidential portions of this agreement that have been omitted and filed separately with the Securities and Exchange Commission majeure event, including acts of God, acts of a public enemy, acts of any national, state or local governments, or any department or regulatory agency or entity (other than compliance or non-compliance with existing law(s) and regulation(s)), shortage or failure of transportation or energy sources as a result of acts of God, embargoes, riots, acts of any person engaged in subversive activity or sabotage, fires, floods, explosions or other catastrophes, epidemics or quarantine restrictions, inability to obtain raw materials or component parts (including delays of third party suppliers or contractors to furnish materials or supplies due to a force majeure event), or any other cause beyond the control of a party, which by exercise of reasonable diligence such party is unable to prevent. Each party will provide the other party with prompt notice as to the probability of such a cause of delay upon becoming aware of such a probability and will use due diligence and all reasonable efforts to avoid and cure any such cause preventing performance so as to resume performance under this Agreement as soon as reasonably possible.

DIES

Dies cut as a result of a PGT design are considered to be proprietary to PGT Industries. These dies may not be used for anyone other than PGT Industries, without written consent from PGT Industries. *

MINIMUMS

PGT Industries agrees to order a minimum of   *    pounds per die.   *    pounds
orders will be allowed per line item if the total run on the die is   *
pounds or more. Other  *   pound orders will be allowed on occasion. If this   *
pound order allowance is abused, Indalex Aluminum Solutions reserves the right
to charge   *    per pound.

* Denotes confidential portions of this agreement that have been omitted and filed separately with the Securities and Exchange Commission

TRANSPORTATION

F.O.B., PGT Industries South Eastern USA, free of charge, via trucks and trailers supplied by Indalex Aluminum Solutions. *

TERMS

Payment terms are  *
from receipt of the Invoice.

LEAD-TIMES

Standard lead-time         *           from the date of the purchase order.
Custom color paint orders will be delivered as follows:

     Secondary colors
     Custom colors

          -  *   following approval of color chip

CHANGES TO SUPPLY ARRANGEMENT

Both PGT Industries and Indalex Aluminum Solutions agree to give a minimum * notice if either wishes to change this agreement.

* Denotes confidential portions of this agreement that have been omitted and filed separately with the Securities and Exchange Commission

QUALITY

Indalex Aluminum Solutions will honor returns and credits for any defective material on a timely basis. PGT Industries will supply DMR's for any extrusion
in quantity       *           that is being rejected, listing part number,
die number, quantity, lot number and details of the rejection.    *

All material must meet PGT design specifications and tolerances. Indalex Aluminum Solutions must supply copies of corrective action reports to PGT Industries. Indalex Aluminum Solutions must meet or exceed minimum PGT quality procedures. Indalex Aluminum Solutions will honor returns and credits for any defective material on a timely basis.

A listing of PGT expectations for quality procedures is attached. (Exhibit A)

If PGT industries has to rework dies or sort material due to   *             .

PGT Industries may perform quality audits at Indalex Aluminum Solutions at PGT's discretion.

A supplier performance evaluation will be given at least twice a year. Indalex Aluminum Solutions will be rated on deliveries, quality, service/warranty and sales representation. Total possible points are 100. Scores of 95 to 100 are considered to be preferred vendors. Scores of 90 to 94 mean that the supplier has areas in need of improvement. Scores of 85 to 89 are only fair and means that the vendor risks being dropped by PGT Industries if no immediate improvement is made. No vendor will continue to do

* Denotes confidential portions of this agreement that have been omitted and filed separately with the Securities and Exchange Commission business with PGT Industries if they have an unacceptable rating of 84 and below. (Exhibit B)

CONFIDENTIONALITY AGREEMENT/PATENT INFRINGEMENT

PGT Industries must have a signed confidentionality agreement signed by an authorized representative of Indalex Aluminum Solutions. (Exhibit C)

Vendor name assures PGT Industries that there are no patent infringements from materials provided to PGT Industries. PGT Industries considers any patent infringements the sole liability of the supplier.


/s/ Brad Voss                           /s/ Gene Soltis
-------------------------------------   ----------------------------------------
Brad Voss                               Gene Soltis
Director of Materials Management        Senior Purchasing Agent
PGT Industries                          PGT Industries


/s/ Keith Burlingame
-------------------------------------
Keith Burlingame
Vice President Sales & Marketing
Indalex America Inc.

                                                                       EXHIBIT A
             CONTAINMENT FOR DEFECTIVE MATERIALS RETURNS FLOW CHART

               PGT discovers non-conformance and  notifies vendor
                                       |
                                       |
                   A mutual decision is made as to what to do
                   with product
                        - Scrap and credit PGT
                        - Keep at PGT and modify - Vendor is
                          billed or credits PGT on next
                          shipment.
                        - Return by PGT for Rework - PGT to
                          be credited for any freight charges.
                                       |
                                       |
            Vendor inspects materials in process, in warehouse, and
            anything scheduled for shipment.
                                       |
                                       |
              Quarantine non-conforming materials for disposition.
                                       |
                                       |
                  Rework and/or sort non-conforming materials.
                                       |                            Fax Rework
                                       |                            Form and
                    Ship reworked or modified product to PGT        Corrective
                      (100% certified inspection - see PGT  ------- Action
                        PRO/QS/CONT/012, section 5.2.1)             Report to
                                     /                              PGT Quality
                                    /                               Office
                                   /
                               PGT --- Failed inspection --- Scrapped by PGT and
                           performs                          credit to PGT
                           incoming
                          inspection
                               \
                                \
                              Released to Production


---------------------------------------------------------------
QS/QS Procedures/Containment for Defective Materials Flow Chart
---------------------------------------------------------------

                 Title:                                 Issue Date:    Revision
Vendor's Name     Containment Procedure For Defective
                  Material Returns from PGT Industries
                                                        Document No.:    Page:
                                                                        1 of 3
--------------------------------------------------------------------------------
ORIGINATOR:                             SIGNATURE/DATE:
--------------------------------------------------------------------------------
MANAGEMENT APPROVAL:                    SIGNATURE/DATE:
--------------------------------------------------------------------------------

1.   PURPOSE

     This procedure defines the handling, identification and disposition of materials that do not conform to stipulated specifications by PGT Industries.

2.   SCOPE

     This procedure applies to suspect and non-conforming materials detected at this facility or returned by PGT.

3.   DEFINITIONS

     Products:           Raw materials, Finished Goods, In-Process parts or
                         sub-assemblies.

     Quarantine Area:    The quarantine area is a segregated area where
                         non-conforming materials can be stored without risk of it being used in the production process or shipped to PGT. It is an enclosed, segregated area where Quality
                         Hold tape or labels are used to identify non-conforming materials.

4.   RESPONSIBILITIES AND AUTHORITY

     4.1  QUALITY MANAGER

          The Quality Manager is responsible for the implementation of this procedure.

5.   PROCEDURE

     5.1 A representative of PGT (Purchasing or Quality Systems) will notify Vendor concerning non-conforming materials as soon as possible from the time of its initial discovery. The Defective Material Return (see PGT Document PRO/QS/DMR/003) or Vendor Incident Procedure (see PGT Document PRO/QS/VI/023) will be followed.

               Title:                                Issue Date:       Revision
Vendor's Name  Containment Procedure for Defective
               Material Returns from PGT Industries
                                                     Document No.:       Page:
                                                                        2 of 3
--------------------------------------------------------------------------------

     5.2  A mutual decision will be made to:

          - Scrap the material at PGT and issue credit
          - Rework or modify the material by PGT at a charge. (See 5.2.1.3 & 5.2.1.4)
          - PGT will return the material for rework or disposition - Freight will be paid by vendor or credited to PGT per DMR procedure (PRO/QS/DMR/003).

             5.2.1 Material returned for rework from the customer (PGT) will be reworked in compliance with the Control of Non-Conforming Product (see PRO/QS/CNCP/019). The product will be identified throughout the rework and reship process.

                     5.2.1.1 Non-conforming material that has been corrected will be labeled "Reworked Material" prior to return to PGT. Label to be fluorescent yellow and no smaller than 1" x 2".

                     5.2.1.2 Materials returned for sorting must be 100% inspected and the package will be labeled "Certified Material" prior to return to PGT. Label to be fluorescent yellow and no smaller than 1" x 2".

                     5.2.1.3 Once notified of a non-conforming material by PGT Industries, all materials scheduled for shipment, stored in the warehouse, and/or in process for assembly, and/or materials that have been fabricated will be inspected. Material that does not conform to specifications will be placed in the Quarantine Area for disposition. Material will be identified with part number, name and lot number. In the event of rework, the "Rework Form" (FRM/QS/REWORK/022) will be faxed to PGT prior to release of the material to PGT. Any material located at PGT Industries that requires sorting and isolation will be handled in accordance with the PGT Control of Non-Conforming Product (PGT Document (PRO/QS/CNCP/019). Time and labor will be
                              recorded and billed at the rate *        .

* Denotes confidential portions of this agreement that have been omitted and filed separately with the Securities and Exchange Commission

                 Title:                                 Issue Date:    Revision
Vendor's Name     Containment Procedure for Defective
                  Material Returns from PGT Industries
                                                        Document No.:    Page:
                                                                         3 of 3
--------------------------------------------------------------------------------

                    5.2.1.4 Material reworked by PGT Industries will be noted in the Rework Report (see FRM/QS/REWORK/022). Time and labor will be recorded and billed or credited
                              *        .

                    5.2.1.5 Materials inspected by PGT Industries that are labeled "Rework or Certified Material" and are found to be non-compliant will be subject to being scrapped and a credit will be issued to PGT Industries. The credit will be handled in the same manner as credit issued under the PGT Defective Material Return Procedure (PGT Document PRO/QS/DMR/003A).

          5.3 Subsequent shipments of material with like defect are subject to being scraped by and credited to PGT.

          5.4 A copy of the Corrective Action Report (see FRM/QS/CAR/018) will be faxed to PGT Industries, Quality Systems Department within five working days (fax number 941-480-2753).

     6.0  RECORDS

          A record of Corrective Actions will be maintained by vendor and reviewed annually by management. All non-conformances will be associated with or cross-referenced to part number, name and type of non-conformance. Data will be analyzed and a plan for controlling non-conformances will be implemented.

* Denotes confidential portions of this agreement that have been omitted and filed separately with the Securities and Exchange Commission.

The following is an example of the minimum information required for a Corrective Action Report by PGT.

Vendor         Title:                                Issue Date:       Revision:
                           CORRECTIVE ACTION
                                 REPORT
                                                     Document No.:       Page:
                                                    FRM/QS/CAR/018      1 of 1
-------------------------------------------------------------------------------
ORIGINATOR:                                 SIGNATURE/DATE:

-------------------------------------------------------------------------------
MANAGEMENT APPROVAL:                        SIGNATURE/DATE:

-------------------------------------------------------------------------------

PURPOSE: To document the corrective action process of non-conforming materials.

SCOPE: Anyone involved in identifying a non-conformance may initiate a Corrective Action Report. The Corrective Action Team will complete the report in accordance with the Corrective Action Procedure

Customer Part Number:                           Description:
                     ------------------------               -------------------

Customer:                                               Date:
         ---------------------------------------------       ------------------

Date of original complaint:
                           -----------------------------

Lot #                                   PGT DMR #
     ---------------------------------           ------------------------------

PROBLEM DETAILS
               ----------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

SHORT TERM ACTION REQUIRED TO FIX THE PROBLEM: (PLEASE STATE TIME FRAME.)
                                                                         ------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

LONG TERM SOLUTION TO SOLVE THE PROBLEM: (PLEASE STATE TIME FRAME.)
                                                                  -------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Customer notified of down time if supply is inadequate:
                                                       ------------------------

Customer approved new sample:               Who:            When:
                             --------------     -----------      --------------

Additional action or notes:
                           ----------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

[Visibly       Title:                                Issue Date:       Revision
 Better             DEFECTIVE MATERIAL RETURN'S       17 Jan 01            B
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                                                     Document No.:       Page:
                                                    PRO/QS/DMR/003      1 of 7
--------------------------------------------------------------------------------
ORIGINATOR: B. Stelmok, 1218                 SIGNATURE/DATE:

--------------------------------------------------------------------------------
MANAGEMENT APPROVAL: P. Spohn, 7011          SIGNATURE/DATE:
                     B. Voss, 2900
--------------------------------------------------------------------------------

               CONTENTS

          1. Purpose

          2. Scope

          3. Definitions

          4. Responsibility and Authority

             4.1  Quality Systems Group Leader
             4.2  Quality Systems
             4.2  Specific Responsibilities

          5. Procedure

             5.1  Raw Materials
             5.2  Voiding a DMR
             5.3  Sorting Material
             5.4  Production Down Time

          6. Documentation

          7. Revisions and Amendments

          8. Enclosures

          9. Distribution List

[Visibly       Title:                                Issue Date:       Revision
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                                                    PRO/QS/DMR/003      2 of 7

1.   PURPOSE

     This procedure defines the handling, identification and disposition of raw materials that do not conform to stipulated specifications.

2.   SCOPE

     This procedure applies to suspect and non-conforming raw materials detected at PGT Industries.

3.   DEFINITIONS

     DMR: Form initiated by Quality Systems against suppliers for non-conforming raw material.

     DMR TEAM:           Employee's involved in the DMR process. Quality
                         Systems, Material Planning, Inventory Control,
                         Purchasing, Material Handling, Common Carrier and
                         Accounting.

     QUARANTINE AREA:    The quarantine area is a segregated area where
                         non-conforming product can be stored without risk of it being used in the production process or shipped to the customer. The quarantine area is located between columns F7 and F8.

     CORRECTIVE ACTION:  Action taken to eliminate the causes of an existing non-conformance or undesirable situation in order to prevent re-occurrence.

     CONTAINMENT:        Immediate steps taken to insure no product is shipped
                         without being corrected.

4.   RESPONSIBILITY AND AUTHORITY

     4.1  QUALITY SYSTEMS GROUP LEADER

          The QUALITY SYSTEMS GROUP LEADER is responsible for the implementation of this procedure

     4.2  QUALITY SYSTEMS

          The QUALITY SYSTEMS DEPARTMENT is responsible to monitor the completion of all DMR's and contact appropriate departments when time frames are not met to ensure the timely closure of DMR's.

     4.3  SPECIFIC RESPONSIBILITIES

          Described in section 5. PROCEDURE

5.   PROCEDURE

     5.1  RAW MATERIALS

          5.1.1 Materials that are found to be non-conforming or suspect are identified with a "Hold For Quality" tag. If the quantity is too large for quarantine, extrusions etc., then it is retained in its current location and clearly marked with yellow "QA Hold" tape. The MANUFACTURING GROUP/TEAM LEADER is responsible to contact QUALITY SYSTEMS with the problem so that

[Visibly       Title:                                Issue Date:       Revision
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                                                     Document No.:       Page:
                                                    PRO/QS/DMR/003      3 of 7

          QUALITY SYSTEMS may check the suspect material. If nobody from QUALITY SYSTEMS is available the MANUFACTURING GROUP/TEAM LEADER must IMMEDIATELY tag the material with a "HOLD FOR QUALITY" tag, complete all information, and notify QUALITY SYSTEMS via e-mail. QUALITY SYSTEMS will contact the MATERIAL HANDLERS. The e-mail must be sent to the "QUALITY SYSTEMS" address so the entire department is notified. Numbered tags can only be obtained from QUALITY SYSTEMS. MANUFACTURING GROUP/TEAM LEADERS can get "Hold for Quality" tags from the stockroom when QUALITY SYSTEMS is not available. The material MUST be tagged in-order for MATERIAL HANDLING to move the material. If it is not tagged they will not move the material. MATERIAL HANDLING must notify QUALITY SYSTEMS via e-mail once the material has been moved to the quarantine area. Extrusions should immediately be identified with a "Hold For Quality" tag and yellow "QA Hold" tape by the MANUFACTURING GROUP/TEAM LEADER if QUALITY SYSTEMS is unavailable.

5.1.2 QUALITY SYSTEMS is responsible to disposition the material. If the material is deemed acceptable, it can be put back into production. If the material does not meet specification, QUALITY SYSTEMS should immediately contact MATERIAL PLANNING via e-mail and initiate a DMR form.

5.1.3 QUALITY SYSTEMS must contact PURCHASING to find out the status of any open orders for the suspect material and contact the supplier to inform them of the problem.

          5.1.3.1 If there are no open orders or orders in transit then PURCHASING must contact the supplier to ensure that they contain the problem and certify the following shipment of material.

          5.1.3.2 If there is an order in transit, PURCHASING must contact QUALITY SYSTEMS to inform them of the shipment. PURCHASING will post the shipment information on the RECEIVING board so that RECEIVING will know to notify QUALITY SYSTEMS when the shipment is received. QUALITY SYSTEMS will perform an incoming inspection and disposition the material.

5.1.4     DMR files are located at QLTYSYSTM/DEFECTIVE MATERIAL RETURNS/DMR'S.

5.1.5 QUALITY SYSTEMS will initiate a DMR form for all non-conforming material and must complete all necessary information. QUALITY SYSTEMS will assign a DMR #, add the DMR to the log and complete supplier, part #, part description, P.O. #, quantity inspected, quantity rejected, lot/bundle #, description of defect, quantity at each location, any comments and sorting time if applicable.

5.1.6 The DMR form must be completed by QUALITY SYSTEMS with-in one business day after the material is rejected. QUALITY SYSTEMS must notify PURCHASING and INVENTORY CONTROL via e-mail to inform them of the DMR, giving them the number and information. QUALITY SYSTEMS must request a corrective action report from the supplier when they are notifying them of the non-conforming material. The corrective action report should be returned to QUALITY SYSTEMS with-in five days.

5.1.7 PURCHASING is responsible to complete the pricing information including credit amount on the DMR form then contact the supplier to get a Return #, method of shipment and shipping address. They must then sign and date the DMR form when complete.

[Visibly       Title:                                Issue Date:       Revision
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--------------------------------------------------------------------------------

          5.1.8 INVENTORY CONTROL is responsible to deduct the material from inventory then sign and date the DMR form when this is complete.

          5.1.9 When all information is complete, PURCHASING must contact COMMON CARRIER via e-mail for all products except for extrusions where they must contact MATERIAL HANDLING to inform them that the material is ready to ship out. COMMON CARRIER or MATERIAL HANDLING must print a copy of the DMR located at QLTYSYSTM/DEFECTIVE MATERIAL RETURNS/DMR'S to send back with the defective material. COMMON CARRIER must send all material out with-in two business days of being notified. In the case of extrusion, PURCHASING and MATERIAL HANDLING has two weeks to send the material out.

          5.1.10 Once the material is shipped out, COMMON CARRIER or MATERIAL HANDLING must sign and date the DMR form and notify PURCHASING via e-mail.

          5.1.11 PURCHASING must notify ACCOUNTING via e-mail that the material has shipped out and forward them a copy of the DMR.

          5.1.12 ACCOUNTING must receive verification of shipment from COMMON CARRIER or MATERIAL HANDLING then sign and date the DMR form located at QLTYSYSTM/DEFECTIVE MATERIAL RETURNS/DMR'S and complete the DMR Log located at QLTYSYSTM/DEFECTIVE MATERIAL RETURNS/DMR LOG. ACCOUNTING must indicate on the log when credit is received for the material. The credit should be posted within 30 days after the material ships.

     5.2 VOIDING A DMR:  Steps to take in order to put material back into production after a DMR has been written.

          5.2.1 QUALITY SYSTEMS must remove the "Hold for Quality" tag from the material and any other tags or paper work.

          5.2.2 QUALITY SYSTEMS must notify PRODUCTION via e-mail that the material is acceptable to use.

          5.2.3  QUALITY SYSTEMS must go into the DMR log and do the following:

                 - Highlight the line for the DMR # in red
                 - Type "Voided" into the RMA # column
                 - Complete the column for the reason that the DMR was voided.

          5.2.4 QUALITY SYSTEMS must then contact INVENTORY CONTROL, PURCHASING and ACCOUNTING via e-mail to inform them that the DMR has been voided and the material has been released back into production.

          5.2.5 If the material is in the quarantine area then QUALITY SYSTEMS must notify MATERIAL HANDLING so that they may move the material back into production or the stockroom.

     5.3 SORTING MATERIAL

          5.3.1  PGT will charge suppliers for sorting time of suspect material
                 at the rate of *    .


     * Denotes confidential portions of this agreement that have been omitted and filed separately with the Securities and Exchange Commission

[Visibly       Title:                                Issue Date:        Revision
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                                                    PRO/QS/DMR/003      5 of 7


          5.3.2 QUALITY SYSTEMS will complete the sorting section of the DMR Form (FRM/QS/DMR/006), when applicable. Purchasing will add additional sort time charges and freight charges to the total credit amount on the DMR Form (FRM/QS/DMR/006).

     5.4  PRODUCTION DOWN TIME

          5.4.1 Production down time due to defective material will be handled on a case-by-case basis.

6.   DOCUMENTATION

     1.   DMR Form (FRM/QS/DMR/006)

7.   REVISION AND AMENDMENTS



8.   ENCLOSURE

     1.   DMR Form (FRM/QS/DMR/006)
     2.   Hold for Quality Tag (FRM/QS/DMR/002)
     3.   Quality Hold Tape

9.   DISTRIBUTION

[Visibly       Title:                                Issue Date:       Revision
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Enclosure 1:
--------------------------------------------------------------------------------

Defective Material Returns (DMR) Form                            FRM/QS/DMR/006C

Supplier_______________                                         DMR # __________

Part# _________________   Part Description _________________    P.O.# __________

Quantity Inspected _______ Quantity Rejected _______________  Lot/Bundle#_______
--------------------------------------------------------------------------------
                                       Total Quantity       Price     Ext. Price
****Detailed Description of
    Non-conformance***








                                       -----------------------------------------
                                                Warehouse  Stockroom   RX    WIP


                                       Location


                                       -----------------------------------------
                                       Quantity
                                         Each
                                       Location



--------------------------------------------------------------------------------
Comments:


--------------------------------------------------------------------------------
Sorting:                          Total Charge
Sort Time:           @ $30.00        $0.00           Line Down Time:
          ----------                 -----                          ----------
         (man hours)
--------------------------------------------------------------------------------

(circle one)           Return to Supplier      Scrap                Sort

--------------------------------------------------------------------------------

Ship to:                                              Return #
                                                               -----------------
                                           Method of Shipment
                                                               -----------------
                                                Credit Amount
                                                                   -------------
                                                Freight Amount
                                                                   -------------
                                                Sorting Amount          $0.00
                                                                   -------------
                                           Total Credit Amount          $0.00
                                                                   -------------
--------------------------------------------------------------------------------

--------------------   -----------         ---------------------   -------------
Quality Signature      Date                Common Carrier          Date Sent

--------------------   -----------         ---------------------   -------------
Inventory Control      Date                Material Handling       Date Sent

--------------------   -----------         ---------------------   -------------
Purchasing             Date                Accounting              Date

[PGT LOGO]     Title:                                   Issue Date:     Revision
VISIBLY BETTER        DEFECTIVE MATERIAL RETURN'S        17 Jan 01         C
                                (DMR's)
                                                       Document No.      Page:
                                                      PRO/QS/DMR/003     7 of 7


ENCLOSURE 2:

*











ENCLOSURE 3:

*

[Visibly       Title:                                Issue Date:       Revision:
 Better             VENDOR INCIDENT
 LOGO]
                                                     Document No.:       Page:
                                                    PRO/QS/VI/023       1 of 1
--------------------------------------------------------------------------------
ORIGINATOR:                                      SIGNATURE/DATE:

--------------------------------------------------------------------------------
MANAGEMENT APPROVAL:                             SIGNATURE/DATE:

--------------------------------------------------------------------------------

     PURPOSE: This procedure defines the investigation of non-conforming materials to determine the disposition of material and the impact on the manufacturing process.

     SCOPE:    Quality Systems employees performing inspections or
investigations on non-conforming materials.

     1.   RESPONSIBILITIES AND AUTHORITY

          1.1. QUALITY MANAGER is responsible for development and implementation of this procedure and subsequent procedures as outlined in this document.

          1.2. RECEIVING MANAGER is responsible for ensuring that all incoming shipments labeled with a fluorescent yellow label are identified and Quality Systems is notified immediately of their arrival.

     2.   PROCEDURE

          2.1. Quality Systems is notified of or, discovers a non-conformance during an inspection or is notified of an incoming shipment from Receiving.

               2.1.1. Identify problem and after preliminary investigation the
                      Administrator or Technician will consult with the Quality Manager for further instructions. Quality Systems will coordinate with Purchasing, Engineering or any department deemed necessary to rectify the problem.

               2.1.2. Determine course of action.

                   2.1.2.1. If the material is to be returned follow the DMR Procedure (PRO/QS/DMR/003).

                   2.1.2.2. If the material is not being returned fill out the Vendor Incident form (FRM/QS/VI/023).

                         2.1.2.2.1. REWORK - If the material is reworked Quality Systems will determine what needs to be reworked and will fill out the Rework Form (FRM/QS/REWORK/022). A copy of the Rework form and Vendor Incident form will be given to Purchasing for cost recovery purposes.

                         2.1.2.2.2. SORTED - The material will be sorted to distinguish usable materials. A Vendor Incident report and/or a DMR form will be used for non-usable material. Appropriate documents will be submitted to Purchasing for cost recovery purposes.

               2.1.3.  RECORDS

                   2.1.3.1. Submit form to the Quality Systems Document Coordinator for processing. Documentation will be reviewed as part of the reduction of non-conforming materials plan.

                                                                  FRM/QS/INS/007

PGT INDUSTRIES                                    [ ]  Vendor Incident #
1070 Technology Drive                                  -------------------------
Nokomis, FL 34275                                 [ ]  Incoming Inspection


                                       *

Packaged date:                            Quantity
                  -----------------------                   --------------------

Product Line:                             Location:
                  -----------------------                   --------------------

Part Number:                              Location:
                  -----------------------                   --------------------

Lot Number:                               Part Description:
                  -----------------------                   --------------------

Purchase Order #                          Prod. Description:
                  -----------------------                   --------------------

Vendor Name:                              Barrel Number:
                  -----------------------                   --------------------


Description of the Problem:
                           -----------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                       *

Number of Pieces Received:
                             ------------

Number of Pieces Inspected:
                             ------------

Inspected by:
                 ------------

Date Inspected:
                 ------------

Were there any parts rejected         Yes           No
                                         ----         ----

How many parts were defective:
                                --------------------------

What action was taken with the defective parts?
                                                 -------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                       *

Quality:         Sort Time                       Comments:
                                    ----------            ----------------------

                 Number of persons
                                    ----------            ----------------------

                 Total Sort Time
                                    ----------            ----------------------



QS/Form/VendorIncidentInspection

             TITLE:                           ISSUE DATE:           REVISION
[VISIBLY     CONTROL OF NON-CONFORMING                              ORIGINAL
 BETTER              PRODUCT
 LOGO]                                        DOCUMENT NO.:          PAGE:
                                            PRO/QS/CNCP/019         1 of 3

ORIGINATOR:                              SIGNATURE/DATE:

MANAGEMENT APPROVAL:                     SIGNATURE/DATE:


   PURPOSE

   This procedure defines the containment methods of non-conforming materials and products at PGT: to Isolate the problem, Segregate the material, Insulate our internal/external customers and Eliminate problems by root cause analysis, corrective action and mistake proofing.

   SCOPE

   This procedure applies to suspect and non-conforming materials and products detected at our facilities and/or returned by a PGT customer.

   DEFINITIONS

     Accumulation      Small amounts (under 10 pieces) of extrusions found in a
                       master bundle to be non-conforming.

     Hot Line:         A weekly report of complaints or problems that are called
                       in by dealers, end users or PGT employees in reference to PGT products.

     Materials:        Raw materials, in process parts, sub-assemblies, or
                       finished products.

     1.1.1. Quarantine Area: the quarantine area is a designated area where non-conforming materials are segregated, tagged with red "Hold for Quality" tags (FRM/QS/DMR/005), and held, without risk of it being used in the production process or shipped to the customer. Materials that cannot fit in the designated area are identified by using "Hold For Quality" tag (FRM/QS/DMR/005) and yellow "QA Hold" tape.

     RMA                  Returned Material Authorization

1.   RESPONSIBILITIES AND AUTHORITY

      1.1. QUALITY MANAGER-The Quality Manager is responsible for development and implementation of this procedure and subsequent procedures as outlined in this document.
      1.2. RECEIVING MANAGER-The Receiving Management is responsible for ensuring procedures for notification are followed and material is held in accordance with procedures.
      1.3. PLANT SUPERINTENDENT - The Plant Superintendent is responsible for ensuring analysis, sorting, rework and scrapping measures are performed in the proper manner. This activity might involve the assistance of the Quality Systems and specialized departments.

2.   PROCEDURE

           2.1. INCOMING INSPECTIONS
                  2.1.1.  RECEIVING
                    2.1.1.1. When a delivery of material is received, receiving will check to see if it is on the Inspection Notification Log (FRM/QS/RI/025).
                    2.1.1.2. If on the list, receiving must place a "Hold for QC Check" form (FRM/QS/INS/007) on the material.
                    2.1.1.3. Receiving will then notify Quality Systems of the delivery.

[Visibly       Title:                                Issue Date:        Revision
 Better             CONTROL OF NON-CONFORMING                           Original
 LOGO]                      PRODUCT
                                                     Document No.:        Page:
                                                    PRO/QS/CNCP/019       2 of 3

     2.1.1.    QUALITY SYSTEMS

               2.1.1.1.1. QUALITY SYSTEMS must then perform an incoming inspection and determine disposition of material. MATERIAL will be compared to print and measured in a manner prescribed by the QUALITY MANAGER (i.e. go-no-go gauge, Microvu, measured drawing, etc.).
               2.1.1.1.2. QUALITY SYSTEMS must complete the "Hold for QC Check" form (FRM/QS/INS/007)
               2.1.1.1.3. If the material is OK, QUALITY SYSTEMS will release the material and inform RECEIVING.
               2.1.1.1.4. If the material is NOT OK, QUALITY SYSTEMS will comply with the DMR procedure (PRO/QS/DRM/005) or the Vendor Incident procedure (PRO/QS/VI/000).

2.2.  INTERNAL NON-CONFORMING PRODUCT
      2.2.1.     RAW MATERIALS
               2.2.1.1.   EXTRUSIONS

                          2.2.1.1.1. If the quantity of non-conforming material is less than ten pieces, MANUFACTURING should place the material into general accumulation.

                          2.2.1.1.2. QUALITY SYSTEM must track the general accumulation daily and record on the accumulation log (FRM/QS/ACC/023).

                          2.2.1.1.3.  QUALITY SYSTEMS should initiate
                                      corrective action with the supplier for
                                      re-occurring problems when applicable.

                          2.2.1.1.4. For larger quantities of non-conforming material, MANUFACTURING must notify QUALITY SYSTEMS immediately. The Defective Material Returns (DMR) Procedure (PRO/QS/DMR/003) or the Vendor Incident (VI) Procedure (PR/QS/VI/023) must be followed.

     2.2.2.    PARTS
               2.2.2.1. MANUFACTURING must notify QUALITY SYSTEMS immediately when non-conforming materials are found. The Defective Material Returns (DMR) Procedure (PRO/QS/DMR/003) or the Vendor Incident Procedure (PR/QS/VI/023) must be followed.

     2.2.3.    IN-PROCESS PRODUCTS
               3.1.1.1. MANUFACTURING must notify QUALITY SYSTEMS immediately when non-conforming products are found. QUALITY SYSTEMS will perform root cause analysis to determine the cause of the problem and implement corrective action when necessary. QUALITY SYSTEMS should involve PRODUCTION ENGINEERING when necessary.

     2.2.4.    FINISHED PRODUCTS
               2.2.4.1. QUALITY INSPECTORS must perform daily audits of finished goods in the warehouse.
               2.2.2.2. If non-conforming product is found, the QUALITY INSPECTOR must tag the product with "Quality Rejected" tape.

     2.2.2.3. If the problem can be re-worked by the QUALITY INSPECTOR he/she will re-work the product and record it on the warehouse inspection report form (FRM/QS/VI/007).

[PGT LOGO]     Title:                                   Issue Date:     Revision
VISIBLY BETTER        CONTROL OF NON-CONFORMING                         Original
                               PRODUCT
                                                       Document No.      Page:
                                                      PRO/QS/CNCP/019    3 of 3

               2.2.2.4. If the problem is too great for the Quality Inspector, he/she must record the problem on the warehouse inspection report form (FRM/QS/WI/024) and reverse the product from the warehouse.

               2.2.2.5. The Quality Inspector or Warehouse Personnel will return the product to the appropriate production line for re-work.

     2.3. EXTERNAL RMA's/COMPLAINTS

          2.3.1. RMA's

               2.3.1.1. All products being returned to PGT will be processed according to the Returned Material Authorization (RMA) procedure (PRO/QS/RM/015).

          2.3.2. SERVICE

               2.3.2.1. Products installed in the home that are non-conforming will be handled by the Service Department.

          2.3.3. COMPLAINTS

               2.3.3.1. Complaints by customers/dealers are handled through the
                        "Hotline". Any PGT dealer/end user or employee can turn complaint over to the "Hotline".

               2.3.3.2. QUALITY SYSTEMS records and logs the complaint on the weekly "Hotline" report.

               2.3.3.3. QUALITY SYSTEMS is responsible to perform root cause analysis on the problem and implement corrective action. The complaint can be turned over to Production Engineering or the designated CROSS FUNCTIONAL WORK TEAM for resolution.

               2.3.3.4. Resolution to the problem is recorded by the QUALITY
                        ADMINISTRATOR on the weekly "Hotline" report and marked as "Done".

               2.3.3.5. QUALITY SYSTEMS will call the customer with the
                        corrective action plan.

     2.4. ENGINEERING CHANGES

          2.4.1. PRODUCTION ENGINEERING

               2.4.1.1. When PRODUCTION ENGINEERING makes a design change to a raw material it must be conveyed to all departments involved.

          2.4.2. QUALITY SYSTEMS

               2.4.2.1. Check new materials (dimension, fit, form, & function)

               2.4.2.2. Disposition (approve or reject)

                    2.4.2.2.1. APPROVE-Materials will be released to use in
                               normal production.

                    2.4.2.2.2. REJECT-Materials will be rejected and new
                               materials will be ordered for a new inspection. QUALITY SYSTEMS will notify engineering about non-conformance. ENGINEERING will be responsible for getting corrected materials ordered.

               2.4.2.3. Identify old level material:

                    2.4.2.3.1. Exhaust old material then use new material, or

                    2.4.2.3.2. Scrap old material and then use new material.

3. RECORDS

     3.1. A record of all non-conforming materials or products will be kept and reviewed annually by management. Data will be analyzed and a plan for controlling non-conformances will be implemented. See Prioritized Plan for Reduction of Non-Conformances (PRO/QS/PRP/014).

                                                               FRM/QS/REWORK/022

                               REQUEST FOR REWORK                LOG #
INITIATED BY:                                SOURCE DOCUMENT
--------------------------------------------------------------------------------
Dept:                                        DMR #
          ------------------------           -----------------------------------

Date:                                        Vendor Incident #
          ------------------------           -----------------------------------

Part #                                       Incoming Inspection #
          ------------------------           -----------------------------------

Supplier Name:
                    --------------

Lot #                                        Usage:
          ------------------------                     -------------------------

Part Description:
--------------------------------------------------------------------------------
INSTRUCTIONS: (Circle One)    Sample         100% Rework         100% Contain
                              Only           then Sample         then Sample
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
[ ] EC/ECO Engineering Change Completed    [ ] CorrectiveAction Report Completed
--------------------------------------------------------------------------------
                                 SAMPLING PLAN
--------------------------------------------------------------------------------
Measure/Rework Tool:
--------------------------------------------------------------------------------
Data Type:          [ ] Variable           [ ] Attribute
--------------------------------------------------------------------------------
Special Skills:
--------------------------------------------------------------------------------
After performing 100% rework/containment or as a sample only Quality is to check the next pieces received using one of the following sampling sizes (check one):
---------
          A - Sampling chart (circle one)    Critical  Intermediate   Standard
---------
          B -            pieces per container
---------     ----------
--------------------------------------------------------------------------------
RECEIVING INSTRUCTIONS                       SKETCH REQUIRED
Contact Quality     [ ] Yes   [ ] No
Comments:
Start Date:
               -----------------
End Date:
               -----------------
------------------------------------------
QUALITY SYSTEMS
Received by
               ---------------------------
Date
               ---------------------------
Quality Adm/Tech
                    ----------------------
Date completed
                    ----------------------
------------------------------------------
COST RECOVERY INFORMATION
Total Quantity Reworked:
------------------------------------------
Total Man Hours (Rework)
------------------------------------------
Total Quantity Sorted
------------------------------------------
Total Man Hours (Sort)
------------------------------------------
Total Quantity Returned/Scrapped

--------------------------------------------------------------------------------

                                                                       EXHIBIT B
                         SUPPLIER PERFORMANCE EVALUATION

Supplier:                                                      Date:____________

Evaluator:


                                                                                      MOST OF THE    SOME OF
                                                                             ALWAYS      TIME       THE TIME   NEVER
                                                                             ------   -----------   --------   -----
I. DELIVERIES (30 points maximum)                                              5          4            3         0

     A. Deliveries on schedule per purchase order requirements
     B. Orders are received complete
     C. Advises of potential problems/backorders prior to ship date
     D. Backorders are shipped complete
     E. Provides quick and effective action in emergencies
     F. Flexible in scheduling expedites/order changes
                                                                              TOTAL DELIVERY POINTS____________


II. QUALITY (30 points maximum)                                                5          4            3         0
     A. Quality of materials meets requirements
     B. Product is reliable
     C. Packaging is acceptable and easy to handle
     D. Condition of material upon arrival meets requirements
     E. Replaces defective material promptly
     F. Accepts responsibility for latent defects
                                                                              TOTAL QUALITY POINTS____________

III. SERVICE/WARRANTY (30 points maximum)                                      5          4            3         0
     A. Complies with agreed-to warranty requirements
     B. Handles consumer complaints/problems promptly
     C. Processes parts requests/services orders in a timely manner
     D. Reimburses on warranty chargeback in a timely manner
     E. Provides adequate plant training and dealer education upon request
     F. Service representative available when needed/returns calls promptly
                                                                              TOTAL SERVICE/WARRANTY POINTS____________

                                                                                                      YES        NO
                                                                                                      ---        --
IV. SALES REPRESENTATION (10 points maximum)                                                           1         0

     A. Personnel
          1. Knowledge of company products
          2. Provides technical service when required
          3. Current on new products and designs
          4. Returns calls within a reasonable time period
          5. Expedites deliveries and resolves problems

     B. Paper Flow
          1. Purchase order verification
          2. Part number, quantities, etc. accurately listed
          3. Packing slips correct and accompany each shipment

     C. Pricing
          1. Proactively involved in reducing our costs
          2. Advises in advance of price increases/decreases
                                                                              TOTAL SALES PRESENTATION POINTS__________


RATING:  Excellent    Good    Fair    Unacceptable                            TOTAL PERFORMANCE POINTS____________
          100-95      94-90   89-85    84 & below                               (100 points maximum)

NOTE: Where a section does not apply, use the maximum points and indicate "N/A" in the margin to the right. Specific comments are required for all total performance points of 89 or less - use the reverse side of this form for all comments.


                              PGT CONTACT NUMBERS


                              PHONE: 941/486-0100
                               FAX: 941/484-7502
                        WEB PAGE: WWW.PGTINDUSTRIES.COM


              EXTENSION                   E-MAIL
              ---------                   ------

Al Rodriguez   2920                       arodriguez@pgtindustries.com
Brad Voss      2900                       bvoss@pgtindustries.com
Gene Soltis    2914                       gsoltis@pgtindustries.com
Pam Carr       2910                       pcarr@pgtindustries.com
Steve Smith    2902                       ssmith@pgtindustries.com

                                                                       EXHIBIT C

[PGT INDUSTRIES LOGO]

    1070 Technology Drive                                 Toll Free 800.282.6019
        Nokomis, FL 34275                                 Telephone 941.480.1600
            P.O. Box 1529                                 Facsimile 800.477.3655
        Nokomis, FL 34274
                                                           www.pgtindustries.com

                                     1 of 2

                       CONFIDENTIAL INFORMATION AGREEMENT

    As a supplier, potential supplier, advisor, consultant, contactor, customer, or potential customer of PGT Industries, I may receive or acquire certain material and information that is proprietary to PGT Industries. Such material (the "Confidential Information") includes any and all information and material proprietary to PGT Industries or not generally known or available to the public in which PGT Industries has any interest or rights now or in the future including without limitation that material and information obtained through conversations with employees of PGT Industries, plant visits, written data, meetings, social occasions, and otherwise. The Confidential Information includes without limitation PGT Industries product designs, patents and patent applications, machine and tool designs, manufacturing and other processes, systems and computer programs, operating systems, software applications and manuals; licenses and information, inventions, formulas, and technology; plant openings, closings and expansions; employees and employee lists; items or material identified by PGT Industries as confidential in nature. The Confidential Information shall not include information and material (i) publicly available through no action by me or the organization or entity with which I am affiliated, (ii) released by PGT Industries with a written waiver of confidentiality, (iii) lawfully obtained from third parties, or (iv) previously known or developed by me or knowledge or development can be independently substantiated.

    I recognize that the Confidential Information must be kept strictly confidential. I agree for myself and on behalf of any organization or entity with which I am affiliated:

    a) to take every precaution to safeguard and treat the Confidential Information as confidential, including without limitation treating the Confidential Information with at least the same degree of care as I and my organization or entity treat similar materials of our own:

INITIAL AS ACKNOWLEDGMENT OF HAVING READ PAGE ONE: [Initials illegible]
                                                  ---------------------

                                   2 OF 2

b)   not to copy or reproduce the Confidential information;

c)   not to disclose the Confidential Information to any third party;

d) not to disclose the Confidential Information to anyone in the organization or entity with which I am affiliated other than those with a need to know;

e) not to use the Confidential Information for any purpose other than for the purpose for which such Confidential Information been disclosed to me;

f) not to disclose or use the Confidential Information in any manner that would not be in furtherance of the interests of and my relationship with PGT Industries;

g) to return all copies of such Confidential Information to PGT Industries promptly upon its request;

h) not to recruit or employ employees of PGT Industries of whom I or my affiliated organization or entity become aware in the course of my dealing with PGT Industries.

I acknowledge that the injury to PGT Industries from any breach of this agreement cannot be fully compensated by monetary damages and agree that PGT Industries shall have the right to injunctive relief in the event of any breach of this agreement, in addition to damages and any and all other remedies at law or equity. I understand that PGT Industries reserves the right to terminate all business contacts and agreements with me upon any breach of this agreement.


DATED: 10/29/03          SIGNED: /s/ Bert McBride
       --------                  ----------------------------------------

                         ORGANIZATION: Indalex America Inc.
                                       ----------------------------------

                         WITNESS: /s/ Gene Soltis
                                  ---------------------------------------